LOAN FROM SHAREHOLDER	12 Months Ended
Dec. 31, 2023
Disclosure Of Loan From Shareholder Abstract
LOAN FROM SHAREHOLDER
NOTE 13 - LOAN FROM SHAREHOLDER:

In March 2020 Satixfy UK signed a $5 million loan agreement with an existing shareholder of the company, with a repayment period of thirty-six (36) months.

As part of the loan agreement, the Company granted the shareholder warrants, the warrants were classified to equity and were first booked at fair value.

The Company took out a $5 million "key personnel" insurance policy as a guarantee for the loan on the Company's former CEO, Mr. Yoel Gat. After the passing of Mr. Yoel Gat (see note 14) in April 2022, the Company received $5.4 million as compensation under this life insurance policy.

The loan was fully repaid in February 2022 using proceeds that were received from a new loan that the Company received from Francisco Partners see also Note12 (e).